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                                                                   Exhibit 99(a)


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

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------


Distribution Date:  November 25, 2002

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                         $0.00
                  --------------------
                 ( $               -  , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                   $     17,334,235.02
                  --------------------
                 ( $         0.0000385, per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                         $0.00
                  --------------------
                 ( $               -  , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $       2,349,600.06
                  --------------------
                 ( $         0.0000052, per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                         $0.00
                  --------------------
                 ( $               -  , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                         $0.00
                  --------------------
                 ( $               -  , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------

        (3)  Balance on Class A-1 Notes:
                         $0.00
                  --------------------
                 ( $               -  , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (4)  Balance on Class A-2 Notes:
                         $0.00
                  --------------------
                 ( $               -  , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date: November 22, 2002
                                                           ---------------------
                 (       $0.00          with respect to the Class A-1 Notes,
                  --------------------
                 (       $0.00          with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:        $0.00
                                                                            ----------------------
(vii)   Pool Balance at the end of the related Collection Period:      $425,290,579.58
                                                                       ---------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:                  $0.00
                                                                            ----------------------
             (2)  Pool Factor for the Class A-1 Notes:                     -
                                                           -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:     $425,290,579.58
                                                                       ---------------------------
             (2)  Pool Factor for the Class A-2 Notes:       0.94509018
                                                           -----------------

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                                                                          Page 2

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


(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.7800000% for the period
                  -----------
             (2)  The Student Loan Rate was:               4.4254194%
                                                     -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:             1.9100000%  (Based on 3-Month LIBOR)
                                                                  ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:             2.1000000%  (Based on 3-Month LIBOR)
                                                                  ---------------

(x)          Amount of Master Servicing Fee for  related Collection Period:                 $539,257.80
                                                                                      ----------------------
                   $ 0.000005393      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000001198      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:                    $3,000.00
                                                                                      ----------------------
                   $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:       $173,319.18
                                                                                               --------------------
        (b)  Delinquent Contracts                         # Disb.          %             $ Amount       %
                                                          -------          -             --------       -
             30-60 Days Delinquent                            707        1.75%        $  6,965,662    2.47%
             61-90 Days Delinquent                            419        1.04%        $  4,099,642    1.45%
             91-120 Days Delinquent                           348        0.86%        $  3,679,309    1.30%
             More than 120 Days Delinquent                    336        0.83%        $  4,034,206    1.43%
             Claims Filed Awaiting Payment                    143        0.35%        $  1,357,408    0.48%
                                                     -------------    ----------      -------------  -------
                TOTAL                                       1,953        4.84%        $ 20,136,227    7.14%

        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:      $       -
                                                                                                 ----------
        (d)  Reserve Account Balance                                                             $7,745,934
                                                                                                 ----------
             Draw for this Distribution Date                                                     $       -
                                                                                                 ----------
             Realized Loss Draw                                                                  $       -
                                                                                                 ----------
(xiii)  Amount in the Prefunding Account:                $0.00
                                                -----------------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:                   0.00
                                                     -----------------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:                 $0.00
                                                                                                       --------------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:                 $99,590.58
                                                                                                       ---------------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:           0.00
                                                                                                                 -----------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
                                                           ----------------------
        to the Securities Guaranty Insurance Policy:         0.00
                                                           ----------------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                             $113,279.96
                                                                                                  -------------------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                                  0.00
                                                                                                  -------------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                                    $0.00
                                                                                                  -------------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                    0.00
                                                                                                  -------------------------
        and the amount of any Termination Pymt either paid by or made to the Trust on                                 0.00
                                                                                                  -------------------------
        such Distribution Date:

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